BOYAR VALUE FUND, INC.

SUPPLEMENT TO THE PROSPECTUS DATED MARCH 10, 2020

Dated June 8, 2020

This Supplement to the Prospectus and Statement of Additional Information (“SAI”) for Boyar Value Fund, Inc. (the “Fund”) updates the Prospectus and SAI for the Fund, each dated March 10, 2020, as amended May 13, 2020, to include additional information as described below. For further information, please contact the Fund at 1-800-266-5566. You may also obtain additional copies of the Fund’s Prospectus and SAI, free of charge, by calling the Fund at the number above.

•	The Class I shares of the Fund, the terms of which are described in the Fund’s Prospectus and SAI, are closed to new and additional investment, effective June 8, 2020. Accordingly, references to the terms for purchasing Class I shares in the Prospectus and the SAI should be disregarded.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE